Supplement dated March 28, 2025
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio - Dividend Opportunity Fund	5/1/2024
Effective immediately, the following changes are hereby made to the Fund's Prospectus and Summary Prospectus.
The information under the subsection "Performance Information” in the Summary Prospectus and in the “Summary of the Fund" section of the Prospectus is hereby revised to add the following:
Effective August 1, 2024, the Fund compares its performance to the Russell 1000® Index, a broad-based performance index, as required by new regulatory requirements. The Fund’s performance also continues to be compared to its prior benchmark, the Russell 1000® Value Index, which management believes more closely represents the market sectors and/or asset classes in which the Fund primarily invests. Effective March 28, 2025, the Fund no longer compares its performance to the MSCI USA High Dividend Yield Index (Net). The returns of the MSCI USA High Dividend Yield Index (Net) will be shown for a one-year transition period.
The "Average Annual Total Returns" table under the subsection “Performance Information” in the Summary Prospectus and in the “Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:
 Average Annual Total Returns (for periods ended December 31, 2023)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class 1	05/03/2010	5.09%	10.47%	8.01%
Class 2	05/03/2010	4.84%	10.20%	7.74%
Class 3	09/15/1999	4.95%	10.34%	7.87%
Russell 1000 Value Index (reflects no deductions for fees, expenses or taxes)		11.46%	10.91%	8.40%
Russell 1000 Index (reflects no deductions for fees, expenses or taxes)		26.53%	15.52%	11.80%
MSCI USA High Dividend Yield Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		5.83%	8.29%	8.35%

The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP7005-0002_(03/25)